                                                                   Exhibit 10.25

CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                                FOURTH AMENDMENT
                                       TO
                           PRODUCT PURCHASE AGREEMENT

     This FOURTH AMENDMENT TO PRODUCT PURCHASE AGREEMENT (this "Amendment") is made and entered into as of the 31st day of March, 2004 by and between GENERAL INSTRUMENT CORPORATION, a Delaware corporation with its principal place of business at 101 Tournament Drive, Horsham, Pennsylvania 19044, acting as the Broadband Communications Sector of Motorola, Inc.("Customer"), and BROADCOM CORPORATION, a California corporation with its principal place of business at 16215 Alton Parkway, Irvine, California 92618 ("Supplier"), with reference to the following facts and circumstances:

     A. Supplier and Customer are parties to that certain Product Purchase Agreement dated as of November 22, 2000 (the "Initial Agreement") by and between Customer and Supplier.

     B. Supplier and Customer amended the Initial Agreement by (1) the Amendment to Product Purchase Agreement dated as of January 1, 2002 (the "First Amendment") by and between Customer and Supplier, (2) the Amendment to Product Purchase Agreement dated as of December 3, 2002 (the "Second Amendment") by and between Customer and Supplier, and (3) the Amendment to Product Purchase Agreement dated as of January 1, 2003 by and between Customer and Supplier.

     C. Supplier and Customer desire to further amend the Initial Agreement as previously amended by the First Amendment, the Second Amendment, and the Third Amendment (the Initial Agreement, as so amended by the First Amendment, the Second Amendment, and the Third Amendment, the "Existing Agreement") in the manner set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto hereby agree as follows:

1.   AMENDMENTS.

     (a) The Existing Agreement is hereby amended to delete Exhibit A thereto and replace it with Exhibit A attached hereto.

     (b) Section 1.4 of the Existing Agreement is hereby amended by making the existing text of that Section subsection (a) and by adding the following new subsection (b):

     "(b) Customer shall be entitled to a rebate with respect to all Products purchased by [***] to the extent [***]. The rebate for each Product shall be in an amount (the "Rebate Amount") equal to [***]. The rebate shall be provided pursuant to the following provisions:

          (i) Within 30 days following the end of each calendar quarter, Customer shall provide Supplier with a statement (the "Rebate Statement") specifying the aggregate Rebate Amount to be paid or credited by Supplier (the "Rebate Amount") for Products purchased by [***] during such calendar quarter (and during previous

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confidential redacted portion has been omitted and filed separately with the
Securities and Exchange Commission.

CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

     calendar quarters to the extent not included in a prior Rebate Statement), including [***]. Customer shall also provide such additional documentation which may be reasonably requested by Supplier with respect to the Rebate Amount set forth in any Rebate Statement, to the extent such documentation is in Customer's possession and Customer has the right to provide such documentation to Supplier.

          (ii) Subject to the further provisions of clause (iii), Supplier shall pay or credit the Rebate Amount in each Rebate Statement within [***] after its receipt of such Rebate Statement. The unapplied portion of any credit arising from the Rebate Amount existing at the expiration or termination of this Agreement shall be paid to Customer in immediately available funds [***] after the date of such expiration or termination.

          (iii) Rebates will not be effectuated by Supplier unless and until [***] and Customer is otherwise in compliance with its obligations to Supplier. [***].

          (iv) No rebate shall be paid or credited for Products purchased by Contract Manufacturers to manufacture a product using [***].

     (c) From and after the date hereof, all references in the Existing Agreement and herein to the "Agreement" shall refer to the Existing Agreement, as modified by this Amendment. For all purposes of the Agreement, other than the Minimum Purchase Commitment, the term "Products" shall be and shall be deemed to refer to all of the original Products under the Initial Agreement (which remain covered by the Minimum Purchase Commitment) as well as all of the new Products described in Exhibit A and herein.

2.   CREDIT MEMO.

     (a) On or before April 15, 2004, Supplier will provide Customer with a credit memo (the "Credit Memo") entitling Customer to a credit (the "Credit") in an amount equal to (a) the sum of (i) the Discount Amount (as defined hereinafter)[***]. For the purposes of this paragraph, the term "Discount Amount" shall be the excess of (a) the amounts paid or payable by Customer for Products shipped during the period from January 1, 2004 to March 31, 2004 (the "First Quarter") at the prices in effect prior to the date of this Amendment over (b) the amounts that would have been paid or payable by Customer for Products shipped during the First Quarter had the prices set forth in Exhibit A to this Amendment been in effect for the First Quarter. [***]. The terms of the Credit Memo will entitle Customer to apply the amount thereof to outstanding accounts payable to Supplier.

     (b)  [***].

3.   [***].

4. DESIGN OF CERTAIN PRODUCTS. Customer agrees to include Supplier's [***] in any products that feature [***] for the period commencing on [***] and ending on [***].


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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

5. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California, without reference to conflict of laws principles.

6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be considered an original, but all of which together will constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

7. NO OTHER AMENDMENT. Except as amended hereby, the Existing Agreement shall remain in full force and effect, and all other terms and conditions of the Existing Agreement shall remain in full force and effect and are otherwise unmodified by this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representatives thereunto duly authorized as of the date first written above.

GENERAL INSTRUMENT CORPORATION               BROADCOM CORPORATION
acting as the Broadband Communications
Sector of Motorola, Inc.

By: [***]                                    By: /s/ Richard J. Nelson
                                                --------------------------------

Name: [***]                                  Name: Richard J. Nelson
                                                  ------------------------------

Title: [***]                                 Title: V.P., Marketing, Broadband
                                                    Communications Group
                                                   -----------------------------







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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                                   Exhibit A

                    Exhibit A to Product Purchase Agreement

                Products, Prices and Minimum Purchase Commitment

                                PRODUCTS, PRICES

The following are the Products referred to in this Agreement for which prices have been agreed and constitute the "Products" under this Agreement. The per unit prices to be paid for such Products are as set forth below for the calendar half year or quarter in which the order for the Product is made, subject to adjustment as hereinafter set forth:

The prices for the following Products would be no higher than as follows for each calendar quarter through [***]:

     [***]

The prices for the following Products would be no higher than as follows for each calendar half year or quarter through [***]:

[***]

                          MINIMUM PURCHASE COMMITMENT

          1. The amount of Products required to be purchased by Customer and Customer Affiliates pursuant to the Minimum Purchase Commitment referred to in this Agreement shall be equal to the following percentages of the aggregate quarterly requirements of Customer and Customer Affiliates:

          (a) for [***] semiconductor device(s), in whatever mix selected by Customer (whether bought individually or in an OEM or ODM product) which provide [***] (specifically the functions provided by Supplier's [***] devices) for [***] products of Customer and the Customer Affiliates, excluding (i) any semiconductor devices which provide [***] and (ii) ancillary devices such as Supplier's [***] (the "[***] Requirements"), to be calculated on the basis of [***] (taking into account all [***] programs of Customer and the Customer Affiliates requiring [***] semiconductor devices (including, without limitation, the following programs: [***].)):


          Calendar Quarter         Percent
          ----------------         -------
          [***]                    [***]

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confidential redacted portion has been omitted and filed separately with the
Securities and Exchange Commission.

 CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

For clarity, the parties agree that Supplier's devices [***] are not part of the Minimum Purchase Commitment contained in this paragraph 1(a).

     (b) for semiconductor device(s) (except for [***] integrated circuits, [***] integrated circuits, and [***] integrated circuits), in whatever mix selected by Customer that contain [***] (specifically the functions provided by Supplier's [***], but excluding the [***] device on a stand alone basis) (collectively, the "[***] Requirements"), to be calculated on the basis of [***] taking into account all domestic [***] programs of Customer and the Customer Affiliates (including, without limitation, the [***] programs (including, without limitation, [***]).

              Calendar Quarter                    Percent
              ----------------                    -------
              [***]                               [***]

*[***]

The [***] Requirements shall also include Customer's requirements for semiconductor device(s) included within the foregoing definition of [***] Requirements that are purchased as part of an OEM or ODM product, except for components [***], such as the [***] components to be included in Customer's [***] product.

     (c) for [***] semiconductor device(s), in whatever mix selected by Customer (whether bought individually or in an OEM or ODM product) which provide [***] functions (specifically the functions provided by Supplier's [***] chipsets, [***]) for use in the [***] products sold by Customer's [***] Business [***]:

              Calendar Quarter                    Percent
              ----------------                    -------
              [***]                               [***]

As used in this Agreement, the term "Requirements" shall refer collectively to the [***] Requirements, the [***] Requirements, and the [***] Requirements.

In connection with their annual audit of the financial statements of Customer and its Affiliates, upon the written request of Supplier delivered to Customer no later than December 1 of the year under audit, the independent certified public accountants of Customer and its Affiliates shall be requested to audit the records of Customer and its Affiliates with respect to Customer's compliance with the

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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

 CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

Minimum Purchase Commitment provisions. The cost of such audit shall be borne by [***]. Customer also agrees to certify its compliance with these provisions upon reasonable request by Supplier. In addition, Supplier may engage its own accounting firm to independently audit and inspect the books and records of Customer with respect to Customer's compliance with the Minimum Purchase Commitment provisions.

                               PRICE ADJUSTMENTS

The prices for the Products set forth above (or otherwise agreed) shall be subject to the following adjustments.

[***]

[***]

[***]

[***]

In connection with their annual audit of Supplier's financial statements, upon the written request of Customer delivered to Supplier no later than December 1 of the year under audit, Supplier's independent certified public accountants shall be requested to audit the records of Supplier and its Affiliates with respect to Supplier's compliance with the [***] provisions. In addition, Customer may engage its own accounting firm to independently audit and inspect the books and records of Supplier with respect to Supplier's compliance with the [***] provisions. The cost of such audit shall be borne by [***]. Supplier also agrees to certify its compliance with these provisions upon reasonable request by Customer.

Competitiveness

In furtherance of Section 1.5 of this Agreement, in the event that Customer is given in writing an arms length, bonafide offer from an independent third party (i.e. not an Affiliate of Customer and/or any Affiliate of Customer, or the Customer Affiliates) supplier capable of fulfilling orders for the quantities described in clause (A), (B), or (C), as applicable, to purchase (A) [***] (B) [***] and/or (C) [***] and, in the case of each of (A), (B), and (C), Customer has qualified such other supplier's product as production ready for such quantities and, to the extent that Customer's customers require [***] for such product, such product is [***], as applicable (to the extent that the Product to which such alternative is being compared is itself [***], as applicable), then Customer shall provide written notice of all of the material financial and other relevant terms (including, without limitation, the duration of such offer) (the "Offer Notice") to Supplier. The Offer Notice shall be provided regardless of whether the product offered by the third party supplier is [***]. Nothing herein shall require Customer to divulge the name of the third party making the offer. The Offer Notice will include certification by an authorized officer of Customer as to the accuracy and completeness of the foregoing, and that the Offer Notice is capable of being accepted for at least [***] days after the Offer Notice is provided to Supplier. Supplier shall have the opportunity, exercisable within [***] days after Supplier's receipt of the Offer Notice, to meet the terms set forth in the Offer Notice for

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confidential redacted portion has been omitted and filed separately with the
Securities and Exchange Commission.

CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

the relevant product for the period stated in the Offer Notice. In the event that Supplier does not agree to meet the terms set forth in the Offer Notice within such [***] day period, Customer may then accept such offer from such other supplier on the terms set forth in the Offer Notice, without any modification and any products purchased by Customer pursuant to such offer shall be credited toward Customer's Minimum Purchase Commitment to the same extent as if purchased from Supplier; provided that if at any time thereafter any material modifications are made to the terms set forth in the Offer Notice which entitled Customer under clause (A), (B), or (C) to provide the Offer Notice or if Customer does not purchase any products from such other supplier on the terms set forth in the Offer Notice within [***] from the last date on which Supplier was permitted to deliver an acceptance of such Offer Notice hereunder, the Customer shall again be required to submit a new Offer Notice with respect thereto prior to being permitted to receive any credit for such products purchased from the third party supplier.

Periodic Review of Prices

Starting no later than [***], and no later than the end of each [***] period thereafter during the term of this Agreement, Supplier and Customer shall review the prices set forth in this Exhibit to determine what adjustments, if any, are appropriate in light of the conditions then prevailing in the market for Customer's products. Supplier and Customer shall negotiate any such adjustments in good faith, but neither party shall have an obligation to agree to such adjustments.



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[***]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.